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                           SUPPLEMENT TO PROSPECTUS
                           FOR NORTH AMERICAN FUNDS
                              Dated March 1, 1999

     On March 9, 1999, the Board of Trustees approved the termination of J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), subadvisor to the International Growth and Income Fund, effective as of the close of business on March 31, 1999. The Board of Trustees has approved a new subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. ("MSDW"), whereby MSDW will succeed J.P. Morgan as subadvisor to the International Growth and Income Fund. effective on April 1, 1999. There will be no change in the management fee paid by the Fund to CypressTree Asset Management Corporation, Inc. ("CAM"), the Fund's investment advisor, or in the subadvisory fee paid by CAM. The Trustees also approved changing the Fund's name to International Equity Fund effective April 1, 1999.


     On March 9, 1999, the Board of Trustees approved the termination of T. Rowe Price Associates, Inc. ("T. Rowe Price"), the subadvisor to the Equity-Income Fund, effective as of the close of business of the Fund on March 31, 1999. The Board of Trustees has approved an interim sub-advisory agreement with Global Alliance Value Investors, Ltd. ("GAVIL"), an affiliate of CAM, whereby GAVIL will succeed T. Rowe Price as subadvisor to the Equity-Income Fund for a period not to exceed 120 days. There will be no change to the management fee paid by the Fund to CAM or in the subadvisory fee paid to CAM during the term of the interim agreement. The Board of Trustees has established May 12, 1999 as the date for a meeting of shareholders of the Equity Income Fund to vote on a new subadvisory agreement relating to GAVIL. If the new subadvisory agreement is approved by shareholders, it will take effect on May 12, 1999. The new subadvisory agreement will reduce the management fee paid to CAM by .05% across all ranges of Fund assets and will reduce the subadvisory fee to be paid by CAM to GAVIL to 50% of CAM's management fee.

The sentence appearing immediately above each bar chart in the summary section of the Prospectus is changed to read:

          The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.

The table appearing on pages 22 and 23 of the Prospectus is modified by changing the three example numbers indicated below:

SMALL/MID CAP FUND
           1 YEAR        Class C No redemption       $  336

GROWTH AND INCOME FUND
           3 YEARS       Class C No redemption       $  642

BALANCED FUND
          10 YEARS       Class C No redemption       $2,269